                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement    / /  Confidential, for Use of the
                                        Commission Only

/X/ Definitive Proxy Statement          (as permitted by Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Commonwealth Bancorp, Inc.
-----------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ____________________________________________________________

    (2) Aggregate number of securities to which transactions applies:_____________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________________________________

    (4)  Proposed maximum aggregate value of transaction:____________________

    (5)  Total fee paid: ____________________________________________________


    Fee paid previously with preliminary materials.
-----------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount previously paid: ____________________________________________

    (2)  Form, schedule or registration statement no.:_______________________

    (3)  Filing party: ______________________________________________________

    (4)  Date filed: ________________________________________________________

                          [COMMONWEALTH BANCORP LETTERHEAD]

                                                          November 8, 1996



Dear Stockholder:


    You are cordially invited to attend a Special Meeting of Stockholders of Commonwealth Bancorp, Inc. The meeting will be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania, on Tuesday, December 17, 1996 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Special Meeting are described in the accompanying materials.


    It is very important that your shares be voted at the Special Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.


    Your continued support of and interest in Commonwealth Bancorp, Inc. is sincerely appreciated.

                             Sincerely,


                             Charles H. Meacham
                             Chairman of the Board, President
                             and Chief Executive Officer

                              COMMONWEALTH BANCORP, INC.
                              70 VALLEY STREAM PARKWAY
                                 POST OFFICE BOX 2100
                         VALLEY FORGE, PENNSYLVANIA  19482
                                    (610) 251-1600

                                    --------------

                     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 1996

                                    --------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders ("Special Meeting") of Commonwealth Bancorp, Inc. (the "Company") will be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania, on Tuesday, December 17, 1996 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    (1)  To consider and approve the adoption of the 1996 Stock Option Plan;

    (2) To consider and approve the adoption of the 1996 Recognition and Retention Plan and Trust; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

    The Board of Directors has fixed November 1, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

                                  By Order of the Board of Directors
                                  LEROY D. TODD, JR.
                                  Senior Vice President and Secretary


Valley Forge, Pennsylvania
November 8, 1996


YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                              COMMONWEALTH BANCORP, INC.

                                   ---------------

                                   PROXY STATEMENT

                                   ---------------

                           SPECIAL MEETING OF STOCKHOLDERS

                                  DECEMBER 17, 1996

    This Proxy Statement is furnished to holders of common stock, $.10 par value per share ("Common Stock"), of Commonwealth Bancorp, Inc. (the "Company"), a Pennsylvania corporation which acquired all the outstanding stock of Commonwealth Bank (the "Bank") in connection with the conversion of Commonwealth Mutual Holding Company and the reorganization of the Bank to the stock holding company form of organization in June 1996 (the "Conversion and Reorganization"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Special Meeting of Stockholders ("Special Meeting") to be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania, on Tuesday, December 17, 1996 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Special Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about November 8, 1996.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (LeRoy D. Todd, Jr., Senior Vice President and Secretary, Commonwealth Bancorp, Inc., 70 Valley Stream Parkway, P.O. Box 2100, Valley Forge, Pennsylvania 19482); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Special Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Special Meeting and any adjournment thereof and will not be used for any other meeting.

                                 VOTING

    Only stockholders of record of the Company at the close of business on November 1, 1996 ("Voting Record Date") are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. On the Voting Record Date, there were 17,953,363 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the meeting.

    The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Special Meeting is required for approval of the proposals to approve the 1996 Stock Option Plan ("Option Plan") and the 1996 Recognition and Retention Plan and Trust ("Recognition Plan"). Under rules applicable to broker-dealers, the proposals to approve the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, thus, there may be "broker non-votes."
 Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

                         BENEFICIAL OWNERSHIP
                            OF COMMON STOCK
              BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                               AMOUNT AND NATURE
NAME OF BENEFICIAL               OF BENEFICIAL
OWNER OR NUMBER OF               OWNERSHIP AS OF             PERCENT OF
PERSONS IN GROUP             NOVEMBER 1, 1996(1)(2)         COMMON STOCK
------------------           ----------------------         ------------

Commonwealth Bancorp, Inc.              1,301,468(3)                7.2%
 Employee Stock Ownership
 Plan Trust
70 Valley Stream Parkway
Malvern, Pennsylvania 19355

Directors:
Charles H. Meacham                        202,181(4)                1.1
George C. Beyer, Jr.                       95,535(5)(6)               *
Joseph E. Colen, Jr.                       70,009(6)(7)               *
Richard J. Conner                          37,234(6)(8)               *
William B. Haines, Jr.                     30,532(6)(9)               *
Harry P. Mirabile                          81,842(6)(10)              *
Nicholas Sclufer                           82,617(6)(11)              *
 Matthew T. Welde                          55,330(12)                 *

Executive Officers:
Robert M. Lambert                          77,019(13)                 *
Patrick J. Ward                            44,201(14)                 *
William J. Monnich                         25,476(15)                 *
LeRoy D. Todd, Jr.                        107,659(16)                 *

All directors and                         909,735(17)                5.0
executive officers as a
group (13 persons)
________________

*   Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and formation furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) The Commonwealth Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and PNC Bank, National Association, which acts as trustee of the plan ("ESOP Trustee"). As of the Voting Record Date, 1,075,238 shares of Common Stock held in the Trust were unallocated and 226,185 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the ESOP Trustee must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will be voted by the ESOP Trustee in the same proportion for and against proposals to stockholders as the ESOP participants and beneficiaries actually vote shares of Common Stock allocated to their individual accounts. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.

(4) Includes 18,642 shares held jointly with Mr. Meacham's wife, 57,566 shares held on behalf of Mr. Meacham in the Company's Voluntary
     Investment Plan ("VIP"), 34,480 shares held in the 1993 Management Recognition Plan and Trust of the Company ("MRP"), which may be voted by him pending vesting and distribution, 3,068 shares allocated to Mr. Meacham pursuant to the ESOP and 62,324 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 5,102 shares held jointly with Mr. Beyer's wife, 27,774 shares held by Mr. Beyer's wife, 29,935 shares held in a partnership which Mr. Beyer is the general partner, and 14,682 shares held in a personal trust for the benefit of Mr. Beyer.

(6) Includes 2,098 shares held in the MRP, which may be voted by the individual pending vesting and distribution and 14,411 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 8,829 shares held jointly with Mr. Colen's wife and children and 10,000 shares held in a trust which Mr. Cohen is trustee.

(8) Includes 2,952 shares held by Mr. Conner's wife, children and grandchildren.

(9)  Includes 12,739 shares held jointly with Mr. Haines' wife.

(10) Includes 23,155 shares held jointly with Mr. Mirabile's wife and 3,000 shares held by Mr. Mirabile's wife.

(11) Includes 10,387 shares held by Mr. Sclufer's wife and 16,618 shares held by Mr. Sclufer's daughters.

(12) Includes 34,627 shares held jointly with Mr. Welde's wife, 6,282 shares held in the MRP, which may be voted by him pending vesting and distribution and 14,411 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(13) Includes 3,214 shares held by Mr. Lambert's wife, 23,213 shares held on behalf of Mr. Lambert in the VIP, 13,138 shares held in the MRP, which may be voted by him pending vesting and distribution, 2,578 shares allocated to him pursuant to the ESOP and 16,985 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(14) Includes 1,465 shares held jointly with Mr. Ward's wife, 175 shares held on behalf of Mr. Ward in the VIP, 13,138 shares held in the MRP, which may be voted by Mr. Ward pending vesting and distribution, 2,684 shares allocated to him pursuant to the ESOP and 16,985 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(15) Includes 127 shares held on behalf of Mr. Monnich in the VIP, 14,330 shares held in the MRP, which may be voted by Mr. Monnich pending vesting and distribution, 2,072 shares allocated to him pursuant to the ESOP and 4,878 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(16) Includes 23,639 shares held jointly with Mr. Todd's wife, 897 shares held by Mr. Todd's wife, 2,804 shares held by Mr. Todd's children, 43,781 shares held on behalf of Mr. Todd in the VIP, 13,138 shares held in the MRP, which may be voted by Mr. Todd pending vesting and distribution, 1,866 shares held in the ESOP and 14,372 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(17) Includes 124,862 shares held on behalf of executive officers in the VIP, 88,224 shares held in the MRP, which may be voted by directors and executive officers pending vesting and distribution, 12,273 shares allocated to executive officers pursuant to the ESOP and 115,544 shares which may be acquired by executive officers and directors upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

                PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN

GENERAL

    The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance and the attainment of targeted goals. The Option Plan is also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options pursuant to a set formula. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant. THE OPTION PLAN COMPLIES WITH APPLICABLE OTS REGULATIONS AND IS REQUIRED TO BE SUBMITTED TO THE OTS AFTER APPROVAL BY STOCKHOLDERS.
NO ASSURANCE CAN BE GIVEN AS TO WHETHER THE OTS WILL RAISE ANY OBJECTIONS TO THE OPTION PLAN AS PRESENTED TO STOCKHOLDERS OR WHETHER THE OTS MAY REQUIRE MODIFICATIONS TO BE MADE TO THE OPTION PLAN. A VOTE FOR APPROVAL OF THE OPTION PLAN SHALL BE DEEMED TO BE A VOTE FOR APPROVAL OF THE OPTION PLAN AS THE SAME MAY BE REQUIRED TO BE MODIFIED BY THE OTS, PROVIDED THAT THE CHANGE IS NOT MATERIAL AS DETERMINED BY THE COMPANY. THE COMPANY WILL NOT MAKE ANY MODIFICATION TO THE OPTION PLAN WHICH WOULD INCREASE THE LEVEL OF BENEFITS FROM THAT PRESENTED. NON-OBJECTION TO THE OPTION PLAN BY THE OTS SHALL NOT CONSTITUTE APPROVAL OR ENDORSEMENT OF THE OPTION PLAN BY THE OTS.

DESCRIPTION OF THE OPTION PLAN

    The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

    ADMINISTRATION. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will consist of Messrs. Joseph E. Colen, Jr., George C. Beyer, Jr. and Harry Mirabile.

    STOCK OPTIONS. Under the Option Plan, the Board of Directors or the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

    All options granted to participants under the Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws and regulations.

    Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service as a non-employee director terminates, unless extended by the Committee or the Board of Directors to a period not to exceed three years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

    GRANTS TO DIRECTORS. Options granted to non-employee directors under the Option Plan will be awarded under a formula pursuant to which each non-employee director (seven persons), defined as a member of the Board of Directors of the Company or the Bank, including a director emeritus, who is not an officer or employee of the Company or any subsidiary company, will receive a non-incentive option to purchase 29,616 shares of Common Stock upon approval of the Option Plan by stockholders.

    STOCK APPRECIATION RIGHTS. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

    NUMBER OF SHARES COVERED BY THE OPTION PLAN. A total of 987,215 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from October 22, 1996, the date that the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

    FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

    Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

    Final Treasury regulations issued in December 1995 provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

    The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

    The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common

Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

    Neither the grant nor the exercise of an incentive stock option or a compensatory stock option under the Option Plan currently requires any charge against earnings under GAAP. This treatment currently is being evaluated by the Financial Accounting Standards Board, which has issued an exposure draft which would require the recognition of expense under GAAP based upon the fair market value of stock compensation awards when stock options and similar awards are granted, and thus could change in the future. In certain circumstances, shares issuable pursuant to outstanding options under the Option Plan might be considered outstanding for purposes of calculating earnings per share.

    STOCKHOLDER APPROVAL. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy Nasdaq Stock Market listing, federal tax and OTS requirements.

    AWARDS TO BE GRANTED. The Board of Directors of the Company adopted the Option Plan and the Committee established thereunder intends to grant options to executive officers and employees of the Company. The Option Plan also provides that non-employee directors will be granted compensatory options pursuant to a set formula upon approval of the plan by stockholders. The grants to officers and employees shall be effective no earlier than upon stockholder approval of the Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant.
The following table sets forth certain information with respect to such grants.

                                                             NUMBER OF SHARES
   NAME OF INDIVIDUAL OR                                        SUBJECT TO
 NUMBER OF PERSONS IN GROUP           TITLE                    STOCK OPTIONS
---------------------------      -------------------------   -----------------


Charles H. Meacham               President and Chief            177,696
                                  Executive Officer

Patrick J. Ward                  Senior Vice President and       98,720
                                  Chief Financial Officer

All executive officers as                                       409,688
a group (five persons)

All non-employee directors                                      207,312
 as a group (seven persons)

All employees, not                                              327,970
including executive officers, as
a group (139 persons)



    In addition, it is anticipated that the three Senior Vice Presidents of the Company will each be granted stock options to purchase 44,424 shares of Common Stock.

    The terms of the options granted to all recipients shall provide that they will be vested and exercisable 20% per year over a five-year period commencing on the first anniversary of the date of grant.

    On November 1, 1996, the closing price of a share of Common Stock as reported by the Nasdaq Stock Market National Market was $13.00.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1996 STOCK OPTION PLAN.

                    PROPOSAL TO ADOPT THE 1996 MANAGEMENT
                           RECOGNITION PLAN AND TRUST

GENERAL

    The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success. Officers and key employees of the Company and the Bank who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. Non-employee directors of the Company will receive awards under the plan pursuant to a set formula. If stockholder approval is obtained, shares will be granted to officers and key employees directors as determined by the Committee or the Board of Directors and non-employee directors will be granted shares pursuant to the set formula. THE RECOGNITION PLAN COMPLIES WITH APPLICABLE OTS REGULATIONS AND IS REQUIRED TO BE SUBMITTED TO THE OTS AFTER APPROVAL BY STOCKHOLDERS. NO ASSURANCE CAN BE GIVEN AS TO WHETHER THE OTS WILL RAISE ANY OBJECTIONS TO THE RECOGNITION PLAN AS PRESENTED TO STOCKHOLDERS OR WHETHER IT MAY REQUIRE MODIFICATIONS TO BE MADE TO THE RECOGNITION PLAN. A VOTE FOR APPROVAL OF THE RECOGNITION PLAN SHALL BE DEEMED TO BE A VOTE FOR APPROVAL OF THE RECOGNITION PLAN AS THE SAME MAY BE REQUIRED TO BE MODIFIED BY THE OTS, PROVIDED THAT THE CHANGE IS NOT MATERIAL AS DETERMINED BY THE COMPANY. THE COMPANY WILL NOT MAKE ANY MODIFICATION TO THE RECOGNITION PLAN WHICH WOULD INCREASE THE LEVEL OF BENEFITS FROM THAT PRESENTED. NON-OBJECTION TO THE RECOGNITION PLAN BY THE OTS SHALL NOT CONSTITUTE APPROVAL OR ENDORSEMENT OF THE RECOGNITION PLAN BY THE OTS.

DESCRIPTION OF THE RECOGNITION PLAN

    The following description of the Recognition Plan, is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

    ADMINISTRATION. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of at least two non-employee directors of the Company. The members of the Committee will be Messrs. Joseph E. Colen, Jr., George C. Beyer, Jr. and Harry Mirabile, who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

    Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock sold in the Conversion and Reorganization, or 394,886 shares. These shares will be acquired through open market purchases or from authorized but unissued shares.

    GRANTS. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

    If a recipient terminates employment or service with the Company for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that awards shall be distributed in accordance with the Recognition Plan. In addition, in the event that a recipient's employment or service with the Company or any subsidiary terminates due to retirement all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.
 All shares subject to an award held by a recipient also shall be deemed to be earned in the event of a change in control of the Company, as defined in the Recognition Plan, provided that as of the date of such change in control of the Company, such treatment is either authorized or is not prohibited by applicable laws and regulations.

    Pursuant to the terms of the Recognition Plan, each of the non-employee directors of the Company and the Bank (seven persons) will receive an award of 14,103 shares upon approval of the Recognition Plan by stockholders.

    FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

    ACCOUNTING TREATMENT. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

    STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

    SHARES TO BE GRANTED. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers and key employees of the Company and the Bank no earlier than upon stockholder approval of the Recognition Plan. The Recognition Plan provides that non-employee directors will be granted awards pursuant to a set formula effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

     NAME OF INDIVIDUAL OR                                   NUMBER OF SHARES
  NUMBER OF PERSONS IN GROUP         TITLE                        AWARDED
----------------------------    -------------------------    -----------------

Charles H. Meacham              President and Chief                59,232
                                 Executive Officer

Patrick J. Ward                 Senior Vice President and          39,488
                                 Chief Financial Officer

All executive officers as                                         157,952
 a group (five persons)

All non-employee directors                                         98,720
 as a group (seven persons)

All employees, not including                                      122,303
executive officers, as a group
83 persons)

    In addition, it is anticipated that the three Senior Vice Presidents of the Company will each be granted a Plan Share Award of 19,744 shares of restricted stock.

    The above grants of restricted stock to all recipients will vest over five years at the rate of 20% per year commencing on the first anniversary of the date of grant.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1996 RECOGNITION AND RETENTION PLAN AND TRUST.

                         MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the most highly compensated executive officers of the Bank and its subsidiaries whose total compensation during the year ended December 31, 1995 exceeded $100,000.

                                                 Annual Compensation                Long Term Compensation(4)
                                       --------------------------------------      -------------------------
                                                                    Other
       Name and                                                    Annual           Stock                         All Other
  Principal Position           Year    Salary(1)    Bonus(2)   Compensation(3)     Grants(5)      Options(6)    Compensation(7)
  ------------------           ----    ---------    --------   ---------------     ---------      ----------    ---------------


Charles H. Meacham             1995    $307,400     $63,530         $0             $      0             0          $18,830
 Chairman, President and       1994     285,000      92,037          0              276,610       130,675           10,528
 Chief Executive Officer       1993     295,000      80,086          0                    0             0            1,685


Robert M. Lambert              1995     128,750      24,602          0                    0             0           16,498
 Senior Vice President and     1994     125,000      34,550          0              105,380        42,468            9,332
 Chief Information Officer     1993     121,500      20,415          0                    0             0            1,963

Patrick J. Ward                1995     146,160      27,928          0                    0             0           15,570
Senior Vice President and      1994     126,000      34,827          0              105,380        42,468            7,428
Chief Financial Officer        1993     118,500      30,796          0                    0             0               91

William J. Monnich             1995     116,336      22,744          0               79,210        32,704           13,320
 Senior Vice President,        1994      85,684      20,030          0                9,330         9,764            5,049
 Community Banking Division    1993      82,000      14,948          0                    0             0                0

LeRoy T. Todd, Jr.(8)          1995      93,215      17,812          0                    0             0           12,796
 Senior Vice President and     1994      90,500      25,061          0              105,380        35,935            7,622
 Corporate Secretary           1993      88,500      10,324          0                    0             0            2,228

Russell I. Wakal(9)            1995     171,360           0          0                    0             0            1,634
 Senior Vice President         1994     168,000      53,054          0              131,720        55,536           10,478
 of the Bank and               1993     150,000           0          0                    0             0            1,635
 President of ComNet


-------------------------

(1) Includes amounts deferred by the named executive officer pursuant to the VIP, a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code and pursuant to which employees may defer up to 10% of their compensation.

(2) Consists of bonuses paid under the Bank's Management Incentive Compensation Plan which awards are based on a combination of the Bank's financial performance and an individual's or group rating for the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Bank-owned automobiles. In the opinion of management of the Bank the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1995 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) All amounts have been adjusted for the exchange of Common Stock for common stock of the Bank in the Conversion and Reorganization on June 14, 1996.

(5) Represents the grant of restricted Common Stock pursuant to the MRP, which were deemed to have had the indicated value at the date of grant, and which had a fair market value of $622,573, $237,705, $237,105, $199,215 and $237,105 for the grants to Messrs. Meacham, Lambert, Ward, Monnich and Todd, respectively, at December 31, 1995. The awards vest 20% a year from the date of grant.

(6) Consists of awards granted pursuant to the 1993 Stock Incentive Plan which options to purchase 10,000 shares are exercisable each year commencing on the date of grant for Mr. Meacham and are exercisable at the rate of 20% a year from the date of grant for all other executive officers.

(7) Consists of amounts allocated during the year ended December 31, 1995 on behalf of Messrs. Meacham, Lambert, Ward, Monnich, Todd and Wakal pursuant to the ESOP of $17,145, $14,535, $15,570, $13,320, $10,508
     and $-0-, respectively, and amounts paid in lieu of insurance benefits or premiums previously paid to officers of the Bank of $1,685, $1,963, $-0-, $-0-, $2,288 and $1,634, respectively.

(8)  Mr. Todd is retiring at year-end.

(9)  Mr. Wakal's employment with the Bank terminated in September 1995.

DIRECTOR COMPENSATION

    BOARD FEES. During the year ended December 31, 1995, each member of the Board of Directors of the Bank received an annual fee of $8,200, plus $900 for each meeting attended. Board members also received a fee of $500 for each committee meeting attended during 1995. In addition, each Board member received $100 per month for health insurance cost reimbursement.

    DIRECTORS' STOCK OPTION PLAN. The Company has adopted the 1993 Directors' Stock Option Plan (the "1993 Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors. Pursuant to the 1993 Directors' Plan, each director of the Bank who was not an employee of the Bank or any subsidiary was granted a compensatory stock option to purchase 12,970 shares of Common Stock on January 21, 1994 and an option to purchase 1,442 shares of Common Stock on January 21, 1995. Options granted pursuant to the Directors' Plan have an exercise price equal to the fair market value of a share of Common Stock on the date of grant and are vested and exercisable six months from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization.

    RECOGNITION PLAN FOR DIRECTORS. The Company has adopted the 1993 MRP which provides for the grant of restricted Common Stock to non-employee directors. Pursuant to the 1993 MRP, each director of the Bank who was not an employee of the Bank or any subsidiary was granted 3,044 shares of restricted stock on January 21, 1994 (except that Mr. Welde was granted 9,131 shares) and 339 shares of restricted stock on January 21, 1995 (except that Mr. Welde was granted 1,016 shares). The restricted stock granted pursuant to the 1993 MRP vests 20% per year from the date of grant. The share amounts have been adjusted for the exchange in the Conversion and Reorganization.

EMPLOYMENT AGREEMENTS

    The Bank has entered into employment agreements with each of Messrs. Meacham, Lambert, Todd, Ward, Monnich and Kehoe pursuant to which the Bank agreed to employ these persons in their respective positions for a term of three years at their current salary of $337,832, $131,711, $96,215, $156,099,
$127,000 and $145,040, respectively. Each such salary may be increased in the discretion of the Board of Directors of the Bank and any such salary, as it may be increased from time to time, may not be decreased during the term of the employment agreement without the prior written consent of the affected officer. On an annual basis, the Board of Directors of the Bank considers renewal of each employment agreement for an additional year, and the term of an employment agreement shall be extended for an additional one-year period unless the Bank or the officer elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term. Each employment agreement is terminable with or without cause by the Bank. The employment agreements between the Bank and the officers provide that in the event of a wrongful termination of employment (including a voluntary termination by the officer as a result of the Bank's material breach of the agreement or as a result of certain adverse actions which are taken with respect to his or her employment following a Change in Control of the Bank, as defined) the officer would be entitled to an amount of cash severance which is equal to the officer's base salary as of the date of termination (two times base salary in the case of Mr. Meacham), payable in 12 equal monthly installments (24 equal monthly installments in the case of Mr. Meacham), and the officer would be entitled to continued participation in certain employee benefit plans of the Bank until the earlier of new employment with comparable benefits and 12 months from the date of termination (24 months in the case of Mr. Meacham), provided that in the event that there had been a Change in Control of the Bank prior to the wrongful termination of the officer's employment, or there existed certain specified events which could lead to a Change in Control of the Bank, the cash severance would amount to two times the officer's average annual compensation, including bonuses, during the preceding five years (three times such average annual compensation in the case of Mr. Meacham) and continued participation in certain employee benefit plans of the Bank until the earlier of new employment with comparable benefits and 24 months from the date of termination (36 months in the case of Mr. Meacham). Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Bank for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

STOCK OPTIONS


    The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1995.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL RATES
                                                                                              OF STOCK PRICE APPRECIATION
                               INDIVIDUAL GRANTS                                                  FOR OPTION TERM(3)
       ---------------------------------------------------------------------------------     ------------------------------
                        OPTIONS        % OF TOTAL OPTIONS        EXERCISE    EXPIRATION
       NAME             GRANTED       GRANTED TO EMPLOYEES(1)     PRICE(2)      DATE             5%             10%
      ------           ---------      -----------------------    ---------   -----------        -----          ------

Charles H. Meacham        --                   --                   --          --               --             --

Robert M. Lambert         --                   --                   --          --               --             --

Patrick J. Ward           --                   --                   --          --               --             --

William J. Monnich       32,704               100%                  $6.38      2/23/05         $182,292        $383,633

LeRoy D. Todd, Jr.        --                   --                   --           --              --              --

Russell I. Wakal          --                   --                   --           --              --              --


------------------

(1) Percentage of options granted to all employees during 1995.

(2) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(3) Assumes compounded rates of return for the remaining life of the options and future stock prices of $10.39 and $16.54 at compounded rates of return of 5% and 10%, respectively.


    The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1995 and options held at December 31, 1995

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND YEAR END OPTION VALUES

                                                               NUMBER OF                      VALUE OF
                                                               UNEXERCISED                   UNEXERCISED
                                                           OPTIONS AT YEAR END          OPTIONS AT YEAR END(1)
                                                       ---------------------------      -----------------------
                       SHARES
                      ACQUIRED ON              VALUE
NAME                   EXERCISE              REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
-----                -------------          ----------   -----------   -------------    -----------  --------------

Charles H. Meacham       --                     --          62,325         68,350         $375,000     $411,250

Robert M. Lambert        --                     --          16,986         25,483         102,200      153,325

Patrick J. Ward          --                     --          16,986         25,483         102,200      153,325

William J. Monnich       --                     --          10,446         32,023         62,050       192,675

LeRoy D. Todd, Jr.       --                     --          14,372         21,562         86,475       129,738

Russell I. Wakal         --                     --            --             --             --            --


------------------
(1) Based on a per share market price of $10.83 at December 31, 1995, as adjusted for the exchange in the Conversion and Reorganization.

PENSION PLAN

    The following table sets forth estimated annual benefits payable upon retirement at age 65 to the named executive officers under the Bank's defined benefit pension plan ("Pension Plan") based upon various levels of compensation and years of service.



                                   YEARS OF SERVICE
                      ------------------------------------------

REMUNERATION           15        20        25       30       35
------------         ------    ------    ------   ------    ------

$125,000             $34,688  $46,250  $ 57,313  $ 69,375 $ 72,500

 150,000              42,188   56,250    70,313    84,375   88,125

 175,000              49,688   66,250    82,313    99,375  103,750

 200,000              57,188   76,250    95,313   114,375  119,375

 225,000              64,688   86,250   107,313   129,375  135,000

 250,000              72,188   96,250   120,313   144,375  150,625

 300,000              87,188  116,250   145,313   174,375  181,875


    The indicated amounts in the above table assume that participants elect a straight life annuity form of benefit.

    Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of compensation, excluding bonuses, commissions, overtime pay and other compensation, and excluding taxable fringe benefit amounts, during the last ten years prior to retirement. Such amounts are within 10% of the total compensation and bonus reported for the named individuals in the Summary Compensation Table above.

    The maximum annual compensation which may be taken into account under the Internal Revenue Code (as adjusted from time to time by the Internal Revenue Service) for calculating contributions under qualified defined benefit plans currently is $150,000 and the maximum annual benefit permitted under such plans currently is $118,800.

    At December 31, 1995, Messrs. Meacham, Ward, Lambert, Todd and Monnich had 21, three, nine, 47 and three years of credited service, respectively, under the Pension Plan.

VOLUNTARY INVESTMENT PLAN

    The Bank maintains a Voluntary Investment Plan ("VIP") for the benefit of employees. The VIP is a non-contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the VIP by salary reduction up to 15% (10% for highly compensated employees) of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $9,240 in each plan year. The Bank does not contribute to the VIP. Pursuant to the VIP and the trust agreement entered into between the Bank and the VIP trustee, all funds contributed are held in a trust fund, which are invested at the direction of the employee in four separate funds; a certificate of deposit fund, a mutual stock fund, a GNMA fund, or a Common Stock fund.


EMPLOYEE STOCK OWNERSHIP PLAN

    The Company has established an Employee Stock Ownership Plan ("ESOP") for employees age 21 or older who have at least one year of credited service with the Bank. The ESOP is funded by the Company's contributions made in cash (which primarily will be invested in Common Stock) or Common Stock. Benefits may be paid either in shares of Common Stock or in cash.

    In June 1996, the ESOP borrowed $9.3 million from the Company to purchase 7,897,720 shares of Common Stock in the Conversion and Reorganization and to repay the balance of the loan from an unaffiliated lender used to purchase shares of common stock of the Bank in the Bank's initial public offering in January 1994. The Company makes scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and interest on the loan, which has a maturity of ten years. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

    Generally accepted accounting principles require that any borrowing by the ESOP be reflected as a liability on the Company's statement of financial condition. In addition, shares purchased with borrowed funds will, to the extent of the borrowings, be excluded from stockholders' equity, representing unearned compensation to employees for future services not yet performed. Consequently, to the extent of the ESOP purchases of already issued shares in the open market, the Company's consolidated liabilities will increase to the extent of the ESOP's borrowings, and total and per share stockholders' equity will be reduced to reflect such borrowings. To the extent of the ESOP purchases of newly-issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net income would decrease because of the increase in the number of outstanding shares. In either case, as the borrowings used to fund ESOP purchases are repaid, total stockholders' equity will correspondingly increase.

    Shares purchased by the ESOP with the proceeds of the loan are held in a loan suspense account and released on a pro rata basis as debt service payments are made.

Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Benefits may be payable upon retirement, early retirement, disability or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

    A Committee appointed by the Board of Directors of the Company administers the ESOP ("ESOP Committee") and an unaffiliated financial institution has been appointed to act as trustee of the related trust. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. Under the ESOP, the trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustee after considering the recommendation of the ESOP Committee.

    The ESOP is subject to the requirements of ERISA and the regulations of the IRS and the Department of Labor thereunder.


SUPPLEMENTAL BENEFIT PLANS

    The Board of Directors of the Bank has authorized an excess benefit plan ("EBP") and a supplemental executive retirement plan ("SERP") to provide certain additional retirement benefits to Mr. Meacham. The EBP provides that Mr. Meacham shall receive an annual allocation of stock units representing shares of common stock of the Bank. The number of stock units allocable to his benefit each year shall be equal to the difference between the annual allocation of shares that would have been made to him in the Bank's ESOP, assuming that his compensation was $235,840, the previous limitation under the Code prior to amendments which reduced such limitation to $150,000 as set forth in Section 401(a)(17) of the Code, minus the number of shares actually allocated to his ESOP account in a particular year. The SERP provides that Mr. Meacham shall receive a supplemental retirement benefit at or after his normal retirement date which is calculated to produce a total retirement benefit payable by the Bank equal to 50% of his final average earnings, as defined, with certain offsets, and a reduction in the case of early retirement. For purposes of the SERP, Mr. Meacham's final average earnings means the average of his highest annual compensation received during any five of the current and preceding ten calendar years, with certain adjustments and exclusions.

 INDEBTEDNESS OF MANAGEMENT

    In accordance with applicable federal laws and regulations, the Bank used to offer mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans.
Except for interest rates and fees, these loans generally were made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

    As a result of the application of Section 22(h) of the Federal Reserve Act to savings associations, effective August 1989, any credit extended by a savings association, such as the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. As of December 31, 1995, four of the directors and executive officers of the Company or the Bank had aggregate loan balances in excess of $60,000, which amounted to $583,938 in the aggregate, or approximately less than 1% of the Bank's retained earnings as of such date. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.


                                STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1997, must be received at the principal executive offices of the Company, 70 Valley Stream Parkway, P.O. Box 2100, Valley Forge, Pennsylvania 19482, Attention: LeRoy D. Todd, Jr., Senior Vice President and Secretary, no later than December 23, 1996.
If such proposal is in compliance with all applicable requirements, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

                              OTHER MATTERS

    Management is not aware of any business to come before the Special Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,500, plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

                              COMMONWEALTH BANCORP, INC.
                                1996 STOCK OPTION PLAN


                                      ARTICLE I
                              ESTABLISHMENT OF THE PLAN

    Commonwealth Bancorp, Inc. (the "Corporation") hereby establishes this 1996 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                     ARTICLE III
                                     DEFINITIONS

    3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

    3.02 "Bank" means Commonwealth Savings Bank, the wholly owned subsidiary of the Corporation.

    3.03 "Board" means the Board of Directors of the Corporation.

    3.04 "Change in control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

    3.05 "Code" means the Internal Revenue Code of 1986, as amended.

    3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

    3.07 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation.

    3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

    3.09 "Effective Date" means the day upon which the Board approves this Plan.

    3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

    3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

    3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

    3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including a Director Emeritus of the Board of the Corporation or Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

    3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

    3.16 "Offering" means the offering of Common Stock to the public pursuant to the conversion of Commonwealth Mutual Holding Company to the stock form and the reorganization of Commonwealth Savings Bank as a subsidiary of the Corporation.

    3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

    3.18 "Option" means a right granted under this Plan to purchase Common
Stock.

    3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

    3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

    3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

    3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.

                                    ARTICLE IV
                            ADMINISTRATION OF THE PLAN

    4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section
12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

    4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

    4.03 REVOCATION FOR MISCONDUCT. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

    4.04 LIMITATION ON LIABILITY. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

    4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                 ARTICLE V
                                ELIGIBILITY

    Awards may be granted to such Employees of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.

                                      ARTICLE VI
                          COMMON STOCK COVERED BY THE PLAN

    6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 987,215, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

    6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                     ARTICLE VII
                                  DETERMINATION OF
                            AWARDS, NUMBER OF SHARES, ETC.

    7.01 DETERMINATION OF AWARDS. The Board or the Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

    7.02 MAXIMUM AWARDS TO EMPLOYEES. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any Employee in any calendar year shall be 246,804.

                                     ARTICLE VIII
                       OPTIONS AND STOCK APPRECIATION RIGHTS

    Each Option granted hereunder shall be on the following terms and conditions:

    8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

    8.02 GRANTS TO NON-EMPLOYEE DIRECTORS. Options to purchase 29,616 shares of Common Stock shall be granted to each Non-Employee Director as of the day that the Plan is approved by stockholders of the Corporation, effective at such time and with a per share exercise price equal to the Fair Market Value of a share of Common Stock on such date. Awards made to Non-Employee Directors in the aggregate may not exceed 296,164 shares (or 30% of the number of shares available under this Plan) and no individual Non-Employee Director may receive Awards in excess of 49,361 shares (or 5% of the number of shares available under this Plan).

    8.03 OPTION EXERCISE PRICE.

         (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b).

         (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

         8.04 VESTING AND EXERCISE OF OPTIONS.

              (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted to Employees shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability.

In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

         (b) ACCELERATED VESTING. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director due to Retirement or as the result of a Change in Control of the Corporation if, as of such date of such Retirement or Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

    8.05 DURATION OF OPTIONS.

         (a) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to an Optionee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of
(i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies or serve as a Non-Employee Director, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding five (5) years.

         (b) EXCEPTIONS. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. If a Non-Employee Director dies while serving as a Non-Employee Director or terminates his service to the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Non-Employee Director or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted. In the event of Retirement, an Employee or Non-Employee Director shall be entitled to the same time period set forth above in this
Section 8.05(b) to exercise an Option if, as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

    8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

    8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

    8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

    8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

    8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

         (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

         (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one
(1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

    8.11 STOCK APPRECIATION RIGHTS.

         (a) GENERAL TERMS AND CONDITIONS. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

    The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.11 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right and until a Stock Appreciation Right issued pursuant to this Plan has been outstanding for at least six months from the date of grant.

         (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

         (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

         (d) TIME OF GRANT. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

         (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                      ARTICLE IX
                            ADJUSTMENTS FOR CAPITAL CHANGES

    The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Award to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

                                      ARTICLE X
                          AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                                      ARTICLE XI
                            EMPLOYMENT AND SERVICE RIGHTS

    Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                     ARTICLE XII
                                     WITHHOLDING

    12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

    12.02 METHODS OF TAX WITHHOLDING. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                     ARTICLE XIII
                           EFFECTIVE DATE OF THE PLAN; TERM

    13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

    13.02 TERM OF THE PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                     ARTICLE XIV
                                STOCKHOLDER APPROVAL

    The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the National Association of Securities Dealers, Inc. for quotation of the Common Stock on the Nasdaq Stock Market's National Market, and (iv) regulations of the Office of Thrift Supervision.

                                      ARTICLE XV
                                    MISCELLANEOUS

    15.01 GOVERNING LAW. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

    15.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                              COMMONWEALTH BANCORP, INC.
               1996 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                      ARTICLE I
                         ESTABLISHMENT OF THE PLAN AND TRUST

    1.01 Commonwealth Bancorp, Inc. (the "Corporation") hereby establishes the 1996 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1996 Recognition and Retention Plan and Trust Agreement (the "Agreement").

    1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and Commonwealth Savings Bank ("Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.

                                     ARTICLE III
                                     DEFINITIONS

    The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

    3.01 "Bank" means Commonwealth Savings Bank, the wholly-owned subsidiary of the Corporation.

    3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

    3.03 "Board" means the Board of Directors of the Corporation.

    3.04 "Change in control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

    3.05 "Code" means the Internal Revenue Code of 1986, as amended.

    3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

    3.07 "Common Stock" means shares of the common stock, $.10 par value per share, of the Corporation.

    3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

    3.09 "Effective Date" means the day upon which the Board approves this Plan.

    3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

    3.11  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.12 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank, including a Director Emeritus of the Board of the Corporation or the Board of Directors of the Bank, who is not an Employee.

    3.13 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

    3.14 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

    3.15 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

    3.16 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

    3.17 "Subsidiary" means the Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

    3.18 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan for the purposes set forth herein.


                                      ARTICLE IV
                              ADMINISTRATION OF THE PLAN

    4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

    4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

    4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                      ARTICLE V
                                    CONTRIBUTIONS

    5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

    5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 394,886 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

                                      ARTICLE VI
                               ELIGIBILITY; ALLOCATIONS

    6.01 AWARDS TO NON-EMPLOYEE DIRECTORS.   A Plan Share Award shall be
allocated to each Non-Employee Director as of the day on which the Plan is approved by stockholders of the Corporation. Specifically, on such date, each Non-Employee Director shall receive a Plan Share Award of 14,103 shares of Common Stock. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan and no individual Non-Employee Director may receive Plan Share Awards in excess of 5% of the number of shares available under this Plan.

    6.02 AWARDS TO EMPLOYEES. Plan Share Awards may be made to such Employees as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

    6.03 FORM OF ALLOCATION. As promptly as practicable after an allocation pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.04 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE OR NON-EMPLOYEE DIRECTOR. Notwithstanding anything to the contrary in Sections 6.01 or 6.02 hereof, no Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                     ARTICLE VII
                EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01 EARNING PLAN SHARES; FORFEITURES.

         (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Sections
6.01 and 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

         (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a). In addition, in the event that a Recipient's employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to Retirement, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

         (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

    7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special large and nonrecurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

    7.03 DISTRIBUTION OF PLAN SHARES.

         (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

         (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

         (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

         (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

    7.04 VOTING OF PLAN SHARES. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in the same proportion as voted by the Trustee for shares allocated and which the Trustee receives directions for such vote by Recipients.

                                     ARTICLE VIII
                                        TRUST

    8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

    8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

    Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

    8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

    8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

    8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                      ARTICLE IX
                                    MISCELLANEOUS

    9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

    9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII.

    9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03 No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

    9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

    9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

    9.06 GOVERNING LAW. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

    9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

    9.08 TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

    9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 ET SEQ. of the Code, as the same may be amended from time to time.

    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 22nd day of October 1996.

                                       COMMONWEALTH BANCORP, INC.



                                       By:  /S/CHARLES H. MEACHAM
                                            Charles H. Meacham
                                            Chairman, President and
                                            Chief Executive Officer



ATTEST:                                TRUSTEES:



/S/LEROY D. TODD, JR.                  /S/JOSEPH E. COLEN, JR.
LeRoy D. Todd, Jr.                     Joseph E. Colen, Jr.
Secretary


                                       /S/GEORGE C. BEYER, JR.
                                       George C. Beyer, Jr.



                                       /S/HARRY MIRABILE
                                       Harry Mirabile

REVOCABLE PROXY

                              COMMONWEALTH BANCORP, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMONWEALTH BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 17, 1996 AND AT ANY ADJOURNMENT THEREOF.

    The undersigned hereby appoints Charles H. Meacham and Matthew T. Welde as proxies, each with power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") held of record by the undersigned on November 1, 1996 at the Special Meeting of Stockholders to be held at The People's Light & Theater Company, located at 39 Conestoga Road, Malvern, Pennsylvania, on December 17, 1996, at 10:00 a.m., Eastern Time, and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2 BELOW.

1.  PROPOSAL to adopt the 1996 Stock Option Plan.


    / /  FOR                / /  AGAINST                 / /  ABSTAIN

2.  PROPOSAL to adopt the 1996 Recognition and Retention Plan and Trust.

    / /  FOR                / /  AGAINST                / /   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                     (CONTINUED ON REVERSE SIDE)

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS TO ADOPT THE 1996 STOCK OPTION PLAN AND THE 1996 RECOGNITION AND RETENTION PLAN AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

    Dated: ____________________, 1996


                                                    __________________________

                                                    __________________________
                                                            Signatures

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                         November 8, 1996


To: Participants in the Commonwealth Voluntary Investment Plan

    As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Special Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Voluntary Investment Plan ("VIP") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the VIP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the VIP are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to your account under the VIP. Your will receive other voting material for those shares owned by you individually and not under the VIP.

                                              Sincerely,

                                              Charles H. Meacham
                                              Chairman, President and Chief
                                               Executive Officer

                                                November 8, 1996

To: Participants in the Commonwealth 1993 Management Recognition Plans

    As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Special Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company granted to you under the 1993 Management Recognition Plan for Officers or the 1993 Management Recognition Plan for Directors (each a "Recognition Plan" or together the "Recognition Plans") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares granted to you, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to a Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for a Recognition Plan are not received, the shares awarded to you pursuant to the plan will be voted by the Trustees of the Recognition Plans as directed by the Plan Administrators in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been granted to you under a Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                           Sincerely,


                                           Charles H. Meacham
                                           Chairman, President and Chief
                                            Executive Officer

                                                     November 8, 1996


To: Participants in the Commonwealth Bancorp, Inc. Employee Stock Ownership Plan

    As described in the attached materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's upcoming Special Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Employee Stock Ownership Plan ("ESOP") will be voted.

    Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

    We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as the allocated shares under the ESOP have been voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

    Please note that the enclosed material relates only to those shares which have been allocated to your account under the ESOP. Your will receive other voting material for those shares owned by you individually and not under the ESOP.

                                           Sincerely,

                                           Charles H. Meacham
                                           Chairman, President and Chief
                                            Executive Officer

                              COMMONWEALTH BANCORP, INC.
                           SPECIAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Voluntary Investment Plan ("VIP") of Commonwealth Savings Bank to vote the shares of Common Stock of Commonwealth Bancorp, Inc. (the "Company") which were allocated to my account as of November 1, 1996 under the VIP upon the following proposals to be presented at the Special Meeting of Stockholders of the Company to be held on December 17, 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2 BELOW.


1.  PROPOSAL to adopt the 1996 Stock Option Plan.


  / /  FOR                  / /  AGAINST                  / /  ABSTAIN



2.  PROPOSAL to adopt the 1996 Recognition and Retention Plan and Trust.


  / /  FOR                  / /  AGAINST                  / /  ABSTAIN



3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSALS TO ADOPT THE 1996 STOCK OPTION PLAN AND THE 1996 RECOGNITION AND RETENTION PLAN.


                                       Dated:__________________, 1996



                                       ________________________________
                                                     Signature

                                       If you return this card properly signed
                                       but do not otherwise specify, shares
                                       will be voted FOR the proposals
                                       specified above.  If you do not return
                                       this card, shares will not be voted.

                              COMMONWEALTH BANCORP, INC.
                           SPECIAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustee of the trust created pursuant to the Employee Stock Ownership Plan ("ESOP") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were allocated to my account as of November 1, 1996 under the ESOP upon the following proposals to be presented at the Special Meeting of Stockholders of the Company to be held on December 17, 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2 BELOW.


1.  PROPOSAL to adopt the 1996 Stock Option Plan.


     / /  FOR             / /  AGAINST             / /  ABSTAIN



2.  PROPOSAL to adopt the 1996 Recognition and Retention Plan and Trust.


    / /   FOR             / /  AGAINST             / /  ABSTAIN



3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSALS TO ADOPT THE 1996 STOCK OPTION PLAN AND THE 1996 RECOGNITION AND RETENTION PLAN.

                          Dated:___________________________ , 1996




                          ____________________________________
                                       Signature

                          If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustee in the same manner as the allocated shares under the ESOP have voted.

                              COMMONWEALTH BANCORP, INC.
                           SPECIAL MEETING OF STOCKHOLDERS

    The undersigned hereby instructs the Trustees of the trust created pursuant to the 1993 Management Recognition Plan ("Recognition Plan") of Commonwealth Bancorp, Inc. (the "Company") to vote the shares of Common Stock of the Company which were granted to me as of November 1, 1996 under the Recognition Plan upon the following proposals to be presented at the Special Meeting of Stockholders of the Company to be held on December 17, 1996.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSALS 1 AND 2 BELOW.


1.  PROPOSAL to adopt the 1996 Stock Option Plan.


     / / FOR                  / / AGAINST               / / ABSTAIN



2.  PROPOSAL to adopt the 1996 Recognition and Retention Plan and Trust.


     / / FOR                  / / AGAINST               / / ABSTAIN



3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

    SUCH VOTES ARE HEREBY SOLICITED BY THE BOARD OF DIRECTORS. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE PROPOSALS TO ADOPT THE 1996 STOCK OPTION PLAN AND THE 1996 RECOGNITION AND RETENTION PLAN.

                                  Dated: _____________________, 1996


                                  __________________________________
                                                    Signature

                                  If you return this card properly signed but do not otherwise specify, shares will be voted FOR the proposals specified above. If you do not return this card, shares will be voted by the Trustees of the Recognition Plan as directed by the plan administrators in their discretion.